                                                                      EXHIBIT 99

                                   AGREEMENT
                             FOR PURCHASE AND SALE

                                                                  MARCH 20, 1995
                                                             Seattle, Washington

    THIS AGREEMENT FOR PURCHASE AND SALE, as above dated for convenience and reference, is entered into by and between ASSOCIATED PLANNERS REALTY FUND, a California limited partnership, (hereinafter referred to as "Seller"), and SHURGARD STORAGE CENTERS, INC. a Delaware corporation, (hereinafter referred to as "Purchaser").

                                   ARTICLE I
                               PURCHASE AND SALE

    1.01 PROPERTY. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell and Purchaser agrees to purchase from Seller, on the terms and conditions set forth in this Agreement, a fee simple interest in that certain parcel of land legally described on Exhibit A attached hereto and by this reference incorporated herein, located in the County of Pierce, State of Washington, together with all rights, easements and appurtenances pertaining to said real property, if any, including all improvements, buildings, fixtures and structures situated on said real property, if any, and all personal property, permits, architectural drawings, contract rights and other intangible rights associated with the real property being sold and transferred hereunder. All of the foregoing items to be purchased under this Agreement shall be collectively referred to as the "Property".

                                   ARTICLE II
                                 PURCHASE PRICE

    2.01   PURCHASE  PRICE.   The  purchase  price ("Purchase  Price")  for  the
Property shall be ONE MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS (US $1,550,000), which shall be paid by Purchaser by wire transfer in immediately available federal funds into escrow on or before the Closing Date identified in
Section 5.01. The Purchase Price contemplates that all costs and expenses of closing are allocated in the manner set forth in Section 5.06. If local customs or laws dictate or require that such costs and expenses be allocated in a different manner, the Purchase Price shall be correspondingly adjusted so as to achieve the same economic effect as if the costs and expenses had been allocated as set forth in Section 5.06.

    2.02  ALLOCATION OF PURCHASE PRICE.   The Purchase Price shall be  allocated
as follows:

Improvements:                             $  992,000
Land:                                        248,000
Other: Rental Agreements                      31,000
      Personal Property                       15,000
      Covenant Not to Compete/Goodwill       264,000
                                          ----------
                                          $1,550,000

    2.03 EARNEST MONEY. Within five (5) days of the Execution Date (defined below), Purchaser shall pay as earnest money FIFTEEN THOUSAND DOLLARS ($15,000) in the form of a Note payable to the Escrow Holder, (defined below), which shall be reduced to cash within five (5) days after Real Estate Committee approval as provided in Section 4.01(b), hereof. The earnest money ("Earnest Money") then shall be deposited into an interest-bearing account with the Escrow Holder to be invested at the direction and for the benefit of the Purchaser. This Earnest Money, including interest, shall be applied toward the Purchase Price.

                                  ARTICLE III
                           TITLE, SURVEY AND RECORDS

    3.01 BOOKS AND RECORDS. Within fifteen (15) days following the Execution Date, Seller shall furnish Purchaser with complete and legible copies of the documents listed on Exhibit B (the "Books and Records"). To the extent Seller does not have any of such documents, or such documents do not exist, Seller shall notify Purchaser in writing to that effect.

    3.02   TITLE, SURVEY,  ENVIRONMENTAL AUDIT.   By  executing this  Agreement,
Seller authorizes:

        (a) Purchaser to obtain from a Title Company acceptable to Purchaser ("Title Company") a current title commitment (the "Preliminary Commitment") for the owner's title policy referred to in Section 6.02, together with legible copies of all documents referred to therein;

        (b) Purchaser to conduct a UCC search and obtain a UCC search certificate (the "UCC Search Certificate") identifying all security interests or liens of any kind or nature against the Seller, together with legible copies of all instruments referred to in the UCC Search Certificate; and

        (c) Purchaser to request engineers, surveyors and environmental consultants to survey, inspect and audit the Property, and hereby grants to said professionals and their agents full entry onto the Property and further hereby authorizes said professional to record the survey or to report the results of the environmental audit if required by law.

    3.03 NOTICES OF VIOLATION. In addition to the documents provided in accordance with Section 3.01, Seller shall immediately notify Purchaser of its receipt of, and provide Purchaser copies of any notices of violations of any federal, state, municipal or other health, building, zoning, safety, environmental protection or other applicable code, law, ordinance rule or regulation, which it receives, or becomes aware of relative to the Property, after the Execution Date.

                                   ARTICLE IV
                                 CONTINGENCIES

    4.01 CONTINGENCIES/CONTINGENCY PERIOD. Purchaser's obligation to purchase the Property pursuant to this Agreement is subject to the following contingencies which must be met to the sole satisfaction and discretion of Purchaser, within the time provided for herein:

        (a) All matters affecting the title, condition and use of the Property, as disclosed by, among other things, the Preliminary Title Commitment, the survey, UCC search certificate, the Books and Records, and an environmental audit shall have been approved by Purchaser. This contingency shall be waived or satisfied within 30 days after the Execution Date; and

        (b) Purchaser's acquisition of the Property shall have received final approval in writing by the Real Estate Investment Committee of Shurgard Incorporated, an advisor of Purchaser. This contingency shall be waived or satisfied within 30 days after the Execution Date.

    4.02 ADDITIONAL INFORMATION. After Purchaser has waived the contingencies provided for in Section 4.01, in the event an update to the Preliminary Title Commitment adds an exception to title, changes the legal description of the Property, or a notice relating to the Property is received pursuant to Section 3.03, Purchaser shall have ten (10) days from receipt of said update or notice to object in writing to the added exception or impact of the notice on the conditions of the Property.

    4.03 SATISFACTION, WAIVER OF CONTINGENCIES. Seller acknowledges that the contingencies are for the benefit of Purchaser and that it will be left to the sole discretion of Purchaser to determine whether the contingencies have been satisfied or whether Purchaser wishes to waive satisfaction of one or more of the contingencies. On or prior to the expiration of the respective contingency periods identified in Section 4.01 hereof, Purchaser may advise Seller that the satisfaction of one or more of the contingencies is subject to specific conditions (for example, the removal of certain title exceptions), and in such event, Purchaser's obligation to proceed with the acquisition will be subject to the satisfaction of such conditions. In such event, Seller shall advise Purchaser in writing prior to expiration of the applicable Contingency Period whether Seller intends to satisfy such conditions or terminate this Agreement; provided, however, if Seller intends to terminate this Agreement, Purchaser shall be entitled to waive the condition and keep the Agreement in full force and effect.

    4.04 EXPIRATION OF CONTINGENCY PERIOD. In the event Purchaser fails to advise Seller of the satisfaction or dissatisfaction of the contingencies in
Section 4.01 and 4.02 hereof, within the Contingency Period provided therein, the contingencies shall be deemed to have not been satisfied or waived and Purchaser shall be deemed to have exercised its option to terminate this Agreement. In such event the Earnest Money and any interest accrued thereon, shall be returned to Purchaser. NO OFFICER, EMPLOYEE OR AGENT OF PURCHASER SHALL HAVE ANY AUTHORITY TO ALTER OR WAIVE THIS SECTION 4.04 AND ANY ATTEMPTED WAIVER OR ALTERATION SHALL BE VOID AND OF NO EFFECT.

                                   ARTICLE V
                                 CLOSING/ESCROW

    5.01  CLOSING  DATE.  This  transaction shall  close on or  before the  date
("Closing Date") which is 15 days after waiver or satisfaction of the contingencies in Section 4.01.

    5.02 CERTAIN OBLIGATIONS OF PURCHASER AND SELLER. In addition to any other obligations contained in this Agreement:

        (a) On or before the Closing Date, Purchaser shall deposit into escrow the Purchase Price less Earnest Money previously paid.

        (b) On or before two business days prior to the Closing Date, Purchaser shall deposit into Escrow all documents required by this Agreement to be deposited by Purchaser to carry out this Agreement.

        (c) On or before two business days prior to the Closing Date, Seller shall deposit the following into Escrow: (i) the deed required in Section
    6.01 hereof, duly executed, acknowledged and in recordable form, free and clear of all liens, encumbrances and exceptions, except those approved by Purchaser, (ii) the bill of sale and Assignment of Rental Agreements required in Section 6.01 hereof; (iii) the Certificate that Seller's representations and warranties as set forth in Article VII hereof are true and correct as of the Closing Date, attached hereto as Exhibit D, executed by Seller, and (iv) all other documents required by this Agreement to be deposited by Seller to carry out this Agreement.

    5.03 CONDITIONS TO SELLERS OBLIGATION TO SELL. Seller's obligation to sell the Property is expressly conditioned on Purchaser having deposited with Escrow Holder all sums and documents required in Section 5.02.

    5.04    CONDITIONS  TO  PURCHASER'S OBLIGATIONS  TO  PURCHASE.   Purchaser's
obligation to purchase the Property is expressly conditioned on (a) Seller having deposited with Escrow Holder all documents required in Section 5.02 hereof, (b) Seller having timely performed each obligation and covenant to Seller hereunder, (c) the Title Company irrevocably committing to issuing a title insurance policy to Purchaser meeting the requirements of Section 6.02 hereof, and (d) all representations and warranties of Seller hereunder being materially true and correct.

    5.05 PRORATIONS. Except as otherwise provided herein, all prorations are to be apportioned at midnight on the day immediately preceding the Closing Date:

        (a) Real property taxes shall be prorated between Purchaser and Seller based on the latest available billing with respect to property taxes.

        (b) Utilities, if any, shall be prorated as of midnight as of the day immediately preceding the Closing Date, but paid by the parties outside of this escrow.

        (c) Seller shall pay to the Title Company in cash at the Closing all unpaid assessments against the Property, if any, existing as of the Closing Date whether due and payable before or after such date, and the Title Company shall remit such payments directly to the assessing agency.
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        (d)  Rental  or other  income from  the Property  shall be  pro-rated as follows:

           (i) Any rental or other income of the Property which is payable for periods thirty (30) days or less prior to the Closing Date but which, as of the Closing Date, has not been received by Seller, shall be credited to Seller provided, however, that such rental or other income shall not be credited to Seller if it is due from tenants or other parties who also owe Seller amounts for periods more than thirty (30) days prior to the Closing Date.

           (ii) Any rental or other income of the Property which is payable for periods more than thirty (30) days prior to the Closing Date but which, as of the Closing Date, has not been received by Seller, shall not be credited to Seller but shall become the property of Purchaser if and when such is collected.

          (iii) Any rental or other income of the Property previously collected by Seller which represents payment attributable to the use of part or all of the Property on or after the Closing Date shall be credited to Purchaser.

    5.06 COSTS OF ESCROW. It is hereby acknowledged and understood by Seller and Purchaser that:

        (a) Seller shall pay one-half ( 1/2) of the escrow fee (and/or any escrow cancellation charges); the cost of a standard CLTA owner's policy of title insurance required pursuant to Section 6.02; the cost of any transfer taxes, excise taxes, recording fees, deed or documentary stamps, document taxes, mortgage taxes, intangible taxes and similar taxes and charges with respect to the transaction contemplated herein; and the cost of any Seller's other obligations hereunder.

        (b) Purchaser shall pay: one-half ( 1/2) of the escrow fee (and/or any escrow cancellation charges) the cost of the extended portion of the title insurance policy and endorsements to the title insurance policy; the cost of an environmental audit, if any; and the cost of any of Purchaser's other obligations hereunder.

    5.07    ESCROW.   Escrow shall  open on  the date  on which  a copy  of this
Agreement, properly executed, is delivered to the Escrow Holder. The Escrow Holder shall be:

             Chicago Title Insurance
             1800 Columbia Center
             701 Fifth Avenue
             Seattle, WA 98104
             Attn: Edie Aslett

If required by Escrow Holder, Purchaser and Seller shall execute Escrow Holder's usual form of escrow instructions for transactions of this type, provided, however, that (a) in the event that any portion of such additional escrow instructions shall be inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail to the extent of any such inconsistency; (b) such escrow instructions shall specifically provide that no provision thereof shall have the effect of modifying this Agreement unless it is expressly so stated and such express statement is initialed by Purchaser and Seller, and (c) Seller or Purchaser may supplement these escrow instructions consistent with the terms and conditions hereof.

    5.08 Buyer Waives Collection of any outstanding management fees.

                                   ARTICLE VI
                             TITLE/TITLE INSURANCE

    6.01 CONVEYANCE. Seller shall convey good, insurable and indefeasible fee simple title to Purchaser by Statutory Warranty Deed or other general warranty deed used in the situs state. The terms and provisions of this Section shall survive the Closing and shall not merge with the Deed. Seller shall convey good, unencumbered title to personal property to Purchaser by Bill of Sale. Seller shall assign its interest under the leases and licenses affecting the property identified in item (a) of Exhibit B, to Purchaser, by an Assignment of Rental Agreements in the form of attached Exhibit E.

    6.02 TITLE INSURANCE. At the closing, Seller shall, at its expense, furnish to Purchaser a standard CLTA Form B-1970 owner's title insurance policy in Purchaser's favor in the amount of the Purchase Price, insuring Purchaser's indefeasible fee simple title to the Property, subject only to those exceptions approved by Purchaser.

                                  ARTICLE VII
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

    7.01 REPRESENTATIONS AND WARRANTIES OF SELLER. To induce Purchaser to enter into and perform under this Agreement, Seller represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, that the following representations and warranties are true and correct, except for those specific exceptions, if any, identified by Seller on Exhibit C:

    (a) Representations and  Warranties regarding Seller's  ability to sell  the
Property:

        (i) Seller is duly organized, validly existing and in good standing under the laws of the state in which Seller was organized and has the full power, authority and legal right to execute, deliver and perform under this Agreement;

        (ii) This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, and the execution and performance of this Agreement do not and will not conflict with, or cause a default under, (i) any agreement to which Seller is a party or by which Seller or the Property is bound; or (ii) any statute, law, decree, regulation or order of any governmental authority applicable to Seller or the Property;

       (iii) There are no actions, suits, proceedings, orders or investigations pending or, to the best of Seller's knowledge, threatened against or affecting Seller at law or in equity, or before or by any governmental body which might adversely affect Seller's performance under this Agreement;

       (iv) There are no existing, pending or, to the best of Seller's knowledge, threatened (A) condemnation or similar proceedings with respect to the Property, (B) public improvements in, about or outside the Property which have resulted in or might result in the imposition of any assessment, lien or charge against the Property, or (C) special assessments or similar charges against the Property;

    7.02   REPRESENTATIONS  AND WARRANTIES  OF PURCHASER.   To  induce Seller to
enter into and perform this Agreement, Purchaser represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:

        (a) Purchaser (i) is duly organized,validly existing and in good standing under the laws of the state in which Purchaser was organized, (ii) has full power, authority and legal right to execute, deliver and perform this Agreement, and (iii) has obtained all necessary consents and approvals of all requisite parties to execute this Agreement;

        (b) This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms; and

        (c) The execution and performance of this Agreement does not and will not conflict with, or cause a default under, (i) any agreement to which Purchaser is a party or by which Purchaser or the Property is bound or (ii) to the best of Purchaser's knowledge, any statute, law, decree, regulation or order of any governmental authority applicable to Purchaser or the Property.

    7.03  COVENANTS.   Seller and Purchaser hereby  covenant and agree with  and
for the benefit of the other as set forth in this Section.

        (a) CONFIDENTIALITY. Seller and Purchase shall, prior to the closing, maintain the confidentiality of this sale and purchase and shall not disclose the form of this Agreement or of such sale and purchase to any third parties whomsoever other than the Escrow Holder, the Title Company, and other persons whose assistance is required in carrying out the terms of this Agreement. Neither Seller nor Purchaser shall, at any time, issue a press release or other communication regarding this sale and purchase or other communication regarding this sale and purchase unless such release or communication has received the prior written approval of the other party hereto. However, this paragraph shall not be applicable to the Purchaser to the extent Purchaser, or an affiliate thereof, is obligated by state or federal securities laws to disclose information.

        (b) NOTICES OF VIOLATION. Seller agrees to immediately notify Purchaser or its receipt of any notices of violations of any federal, state, municipal or other health, building, zoning, safety, environmental protection or other applicable code, law, ordinance rule or regulation now or hereafter existing and relating or applying to the Property which it receives from and after the date hereof.

        (c) EXISTING INDEBTEDNESS. Seller shall make all principal and interest payments due on all indebtedness secured by the Property (the "Secured Indebtedness"), if any, and take any and all action as may be necessary to avoid any default under the Secured Indebtedness.

        (d) FUTURE AGREEMENTS. Without the prior written approval of Purchaser, Seller shall not enter into any written or oral leases or contracts pertaining to the Property other than such contracts and agreements which are entered into in the ordinary course of business and are terminable upon written notice of not more than thirty (30) days.

    7.04     SURVIVAL   OF  REPRESENTATIONS   AND  WARRANTIES.     All   of  the
representations and warranties set forth in Sections 7.01 and 7.02 shall survive the closing and shall remain in full force and effect as of the Closing Date.

                                  ARTICLE VIII
                              NONCOMPETE, SIGNAGE

    8.01 NONCOMPETITION COVENANT. Seller (and each director, officer, partner, trustee, controlling shareholder or other person, however designated, with similar power and authority if Seller is a corporation, partnership, limited partnership, trust or other legal entity other than a natural person) covenants and agrees that, for a three (3) year period from the Closing Date, it shall not directly or indirectly construct, acquire, manage or own, or acquire an interest in an entity which constructs, acquires, manages or owns, a self-service storage facility within five (5) miles of the Property. The terms and provisions of this Section shall survive the Closing and shall remain in full force and effect as of the Closing Date.

                                   ARTICLE IX
                              REMEDIES FOR BREACH,
                                INDEMNIFICATION

    9.01 PURCHASER REMEDIES. If Seller is in default of any obligation hereunder, Purchaser may pursue any remedy available at law or equity, including, but not limited to, one or more of the following: specific performance of this Agreement against Seller, termination of this Agreement, or suit for damages.

    9.02 SELLER REMEDIES. If Purchaser fails, without legal excuse, to complete the purchase of the Property, the Earnest Money shall be forfeited to the Seller as the sole and exclusive remedy available to the Seller for such failure.

    9.03 INDEMNIFICATION OF SELLER. Purchaser agrees to indemnify and hold Seller harmless from and against any and all liabilities, claims, damages, demands, costs and expenses of any kind or nature (except those items which by this Agreement specifically become the obligation of Seller), including, without limitation, legal, accounting, consulting, engineering and other expenses, which may be incurred by Seller, arising out of any acts, omissions, events or circumstances on or in connection with the operation, condition or ownership of the Property occurring after the Closing Date, including, without limitation, any environmental condition first occurring after the Closing Date on or about the Property; provided, however, that such indemnification shall not apply to the extent that any such liability arises from any acts or omissions of the Seller. The terms and provisions of this Section shall survive the Closing and shall remain in full force and effect as of the Closing Date.

    9.04 INDEMNIFICATION OF PURCHASER. Seller agrees to indemnify and hold Purchaser harmless against any and all liabilities, claim, damages, demands, costs and expenses of any kind or nature (except those items which by this Agreement specifically become the obligations of Purchaser), including, without limitation, legal, accounting, consulting, engineering and other expenses, which may be incurred by Purchaser, arising out of any act, omissions, events or circumstances on or in connection with the operation, condition or ownership of the Property existing or occurring prior to the Closing Date, including, without limitation, the environmental condition of or about the Property existing prior to the Closing Date; provided, however, that such indemnification shall not apply to the extent that any such liability arises from any acts or omissions of the Purchaser. Seller further agrees to hold Purchaser harmless with respect to any findings of the environmental audit conducted on the Property pursuant to
Section 4.01. The terms and provisions of this Section shall survive the Closing and shall remain in full force and effect as of the Closing Date.

    9.05 INDEMNIFICATION REGARDING BROKERS. Purchaser and Seller each represent and warrant to the other that no broker, agent or finder, licensed or otherwise, has been engaged by it, respectively, in connection with the transaction contemplated by this Agreement. In the event of any claim for a broker's, agent's or finder's fee or commission in connection with the negotiation, execution or consummation of this transaction, the party upon whose alleged statement, representation or agreement such claim or liability arises shall indemnify, hold harmless and defend the other party from and against such claim and liability, including, without limitation, reasonable attorney's fee and court costs and title cancellation charges. The terms and provisions of this Section shall survive the Closing and shall remain in full force and effect as of the Closing Date.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

    10.01 INCORPORATION OF EXHIBITS. All exhibits attached hereto and referred to herein are incorporated into this Agreement as though fully set forth herein.

    10.02 ATTORNEYS' FEES. Should either party employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for the breach hereof, the nonprevailing party in any action pursued in courts of competent jurisdiction (the finality of which action is not legally contested) agrees to pay to the prevailing party all reasonable costs, damages and expenses, including attorneys' fees, expended or incurred in connection therewith; provided, however, that if more than one item is disputed and the final decision is against each party as to one or more of the disputed items, then such costs, expenses and attorneys' fees shall be apportioned in accordance with the monetary values of the items decided against each party. The terms and provisions of this Section shall survive the Closing and shall remain in full force and effect as of the Closing Date.

    10.03 NOTICES. All notices, requests, demands and other communications given or required to be given hereunder shall be in writing, and either hand delivered, delivered by facsimile, or mailed in the U.S. Mail, duly addressed to the parties as set forth below. Hand delivered and faxed notices shall be deemed received on the day of delivery, and mailed notices on the third business day after postmark.

To Seller:                              Associated Planners Realty Fund
                                        c/o Tom Mauldin
                                        West Coast Realty
                                        5933 West Century Blvd., Suite 900
                                        Los Angeles, CA 90054-5454
                                        [TELEPHONE] (310) 337-9700
                                        [FAX] (310) 337-9895

To Purchaser:                           Martha Anamosa, Esq.
                                        Shurgard Storage Centers, Inc.
                                        1201 Third Avenue, Suite 2200
                                        Seattle, Washington 98101
                                        (206) 624-8100
                                        (206) 624-1645 FAX

And To:                                 Marcie Hinthorne
                                        Shurgard Storage Centers, Inc.
                                        1201 Third Avenue, Suite 2200
                                        Seattle, Washington, 98101
                                        (206) 624-8100
                                        (206) 624-1645 FAX

    10.04 ASSIGNMENT. This Agreement shall be binding upon the parties hereto and their respective heirs, successors or representatives, and this Agreement may not be assigned by either party without the express written consent of the other party first had and obtained. Notwithstanding the foregoing, however, it is expressly agreed that Purchaser may assign its rights in, to and under all or any portion of this Agreement to any affiliate of Purchaser.

    10.05 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the state in which the Property is located.

    10.06 ENTIRE AGREEMENT/SEVERABILITY. This Agreement contains all of the agreements of the parties hereto with respect to the matters contained herein and no prior or contemporaneous agreement or understanding, oral or written, pertaining to any such matters shall be effective for any purpose. No provision of this Agreement may be modified, waived, amended or added to except by an instrument in writing signed by the party against which the enforcement of such modification, waiver, amendment or addition is or may be sought. If any paragraph, section, sentence, clause or phrase contained in this Agreement shall become illegal, null or void against public policy, or otherwise unenforceable, for any reason, or shall be otherwise unenforceable, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

    10.07 WAIVER/TIME OF ESSENCE. The waiver of any breach of any provision hereunder by Purchaser or Seller shall not be deemed to be a waiver of any preceding or subsequent breach hereunder. No failure or delay of any party in the exercise of any right given hereunder shall constitute a waiver thereof nor shall any partial exercise of any right preclude further exercise thereof. Time is of the essence in this Agreement as to all dates and time periods set forth herein.

    10.08   REPRESENTATION  BY  COUNSEL.    Purchaser  is  represented  in  this
transaction by counsel. This is a legally binding contract and Seller is advised to seek counsel before executing this Agreement.

    10.09 FURTHER ACTION. Seller and Purchaser agree that, upon the request of the other party, each will take all such further actions, and deliver such additional documents as may be reasonably required to effectuate the transaction as contemplated by this Agreement, at the cost of the requesting party. The terms and provisions of this Section shall survive the Closing and shall remain in full force and effect as of the Closing Date.

    10.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument. Upon execution, Seller shall immediately forward this signed Agreement to Purchaser pursuant to Section 10.03 hereof.

    10.11 EXPIRATION OF OFFER. THIS OFFER MUST BE EXECUTED AND ACCEPTED BY SELLER BY MARCH 31, 1995 OR THE OFFER TERMINATES.

    IN WITNESS WHEREOF, this Agreement has been executed by the parties on the date set forth next to their respective signatures below, notwithstanding that this Agreement is dated for convenience and reference as of the date and year first written above. The "Execution Date" shall be the latter of the execution dates adjacent to the signature line below.

                                          Seller:

                                          ASSOCIATED PLANNERS REALTY FUND,
                                          a California limited partnership

                                          By: West Coast Realty Advisors,
                                          a California Corporation

Dated: March 27, 1995                     By             /s/ TOM MAULDIN
                                          -----------------------------------
                                              Name        Tom Mauldin
                                              Its             PRESIDENT

                                          Purchaser:

                                          SHURGARD STORAGE CENTERS, INC.,
                                          a Delaware corporation

Dated:                                    By
                                          -----------------------------------
                                              Name
                                              Its

                                   EXHIBIT A
                        (LEGAL DESCRIPTION OF PROPERTY)

PARCEL A:

    THAT PORTION OF "REMAINDER OF ORIGINAL PARCEL" OF PIERCE COUNTY SHORT PLAT NUMBER 78-381, ACCORDING TO PLAT RECORDED MAY 16, 1978 IN VOLUME 26 OF SHORT PLATS AT PAGE 19, DESCRIBED AS FOLLOWS:

    COMMENCING AT THE NORTHEAST CORNER OF LOT 2 OF PIERCE COUNTY SHORT PLAT NUMBER 78-381;
    THENCE SOUTH 89 DEGREES 37 MINUTES 50 SECONDS EAST 134.97 FEET TO THE POINT OF BEGINNING;
    THENCE CONTINUING SOUTH 89 DEGREES 37 MINUTES 50 SECONDS EAST 326.00 FEET TO THE NORTHEAST CORNER OF SAID ORIGINAL TRACT;
    THENCE SOUTH 00 DEGREES 24 MINUTES 40 SECONDS WEST 306.09 FEET TO THE SOUTHEAST CORNER OF SAID ORIGINAL TRACT;
    THENCE NORTH 89 DEGREES 29 MINUTES 19 SECONDS WEST 460.58 FEET TO THE SOUTHEAST CORNER OF LOT 1 OF SAID SHORT PLAT;
    THENCE NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST ALONG THE EAST LINE OF SAID LOT 1, 152.73 FEET;
    THENCE SOUTH 89 DEGREES 37 MINUTES 50 SECONDS EAST 134.97 FEET;
    THENCE NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST 152.22 FEET TO THE POINT OF BEGINNING, IN PIERCE COUNTY, WASHINGTON.

PARCEL B:

    AN EASEMENT FOR INGRESS, EGRESS AND UTILITES 32.5 FEET IN WIDTH AS SHOWN ON PIERCE COUNTY SHORT PLAT NO. 78-381, ACCORDING TO THE PLAT RECORDED MAY 16, 1978, IN VOLUME 26 OF SHORT PLATS AT PAGE 19, IN PIERCE COUNTY, WASHINGTON.

PARCEL C:

    AN EASEMENT FOR INGRESS, EGRESS AND UTILITES 35 FEET IN WIDTH AS SHOWN ON PIERCE COUNTY SHORT PLAT NO. 78-381, ACCORDING TO THE PLAT RECORDED MAY 16, 1978, IN VOLUME 26 OF SHORT PLATS AT PAGE 19, IN PIERCE COUNTY, WASHINGTON.

PARCEL D:

    AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES OVER, UNDER AND ACROSS THE EAST 30 FEET OF LOTS 1 AND 2 OF PIERCE COUNTY SHORT PLAT NO. 78-381, ACCORDING TO THE PLAT RECORDED MAY 16, 1978, IN VOLUME 26 OF SHORT PLATS AT PAGE 19, IN PIERCE COUNTY, WASHINGTON.

PARCEL E:

    AN EASEMENT FOR INGRESS, EGRESS AND FOR PUBLIC AND PRIVATE UTILITIES OVER, UNDER AND ACROSS THE FOLLOWING DESCRIBED PROPERTY AS GRANTED IN INSTRUMENT RECORDED UNDER RECORDING NO. 2782976:

    THAT PORTION OF THE SOUTH 15 FEET OF THE NORTH 373 FEET OF THE NORTHWEST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, LYING WEST OF THE EAST 1950 FEET OF SAID NORTHWEST QUARTER AND EAST OF A LINE 200 FEET EAST OF THE WEST LINE OF SAID NORTHWEST QUARTER.

PARCEL F:

    AN EASEMENT FOR INGRESS, EGRESS AND FOR PUBLIC AND PRIVATE UTILITIES OVER, UNDER AND ACROSS THE FOLLOWING DESCRIBED PROPERTY AS GRANTED IN INSTRUMENT RECORDED UNDER RECORDING NO. 2782976:

    THE WEST 30 FEET OF THE EAST 1980 FEET OF THE SOUTH 150 FEET OF THE NORTH 373 FEET OF THE NORTHWEST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN PIERCE COUNTY, WASHINGTON.

PARCEL G:

    AN EASEMENT FOR INGRESS, EGRESS AND FOR PUBLIC AND PRIVATE UTILITIES OVER, UNDER AND ACROSS THE FOLLOWING DESCRIBED PROPERTY AS GRANTED IN INSTRUMENT RECORDED UNDER RECORDING NO. 2782976:

    THE WEST 60 FEET OF THE EAST 2010 FEET OF THE SOUTH 193 FEET OF THE NORTH 223 FEET OF THE NORTHWEST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN PIERCE COUNTY, WASHINGTON.

                                   EXHIBIT B
                  (BOOKS AND RECORDS REQUIRED BY ARTICLE 3.01)

    (a)Certificates from the states of California and Washington showing the Seller is in good standing and otherwise authorized to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

    (b)*
       Copies of information concerning any notices of violation, compliance schedules, administrative orders or any other enforcement action or lawsuit taken against Seller and concerning the Property;

    (c)*
       Copies of records of or information concerning any enforcement actions pursuant to federal, state and/or local environmental legislation against neighboring property owners of which Seller has knowledge;

    (d)Copies of notice of violations of any laws, regulations or ordinance, including without limitation land use, zoning, fire, health or safety;
and

    (e)Any other document or record with respect to the operation of the Property which may be reasonably requested by Purchaser.

    Except as provided below, Seller shall have properly discharged its obligation to provide the Books and Records referenced above by making such Books and Records available for Purchaser's inspection at the place or places where such Books and Records are normally maintained by Seller. Seller shall, however, make copies of the items identified with an asterisk and such items shall be sent directly to Purchaser at the following address:

                                          Marcie Hinthorne
                                          Martha Anamosa, Esq.
                                          Shurgard Storage Centers, Inc.
                                          Suite 2200
                                          1201 Third Avenue
                                          Seattle, Washington 98101

                                   EXHIBIT C
            (LIMITATIONS, IF ANY, TO REPRESENTATIONS AND WARRANTIES
                           CONTAINED IN ARTICLE VII)

                                     -None-

                                   EXHIBIT D
                       SELLER'S CERTIFICATE OF COMPLIANCE

    Pursuant to the provisions of the Agreement for Purchaser and Sale and Escrow Instructions dated 3-27-95 (the "Agreement") between Associated Planners Realty Fund, a California limited partnership ("Seller") and Shurgard Storage Centers, Inc. ("Shurgard"), with respect to the property commonly known as Shurgard of South Hill, Seller certifies as follows:

        (1) The representations set forth in Sections 7.01 and 7.02 of the Agreement required to be made as of the date of closing are true and correct; and

        (2) All necessary action on the part of Seller has been taken with respect to the consummation of the sale by Seller to Shurgard and all of the closing documents executed and delivered by Seller to Shurgard at the closing will be binding on Seller.

    Executed this 27th day of March, 1995.

                                          ASSOCIATED PLANNERS REALTY FUND,
                                          a California limited partnership

                                          WEST COAST REALTY ADVISORS
                                          By: __________________________________
                                          Its: _________________________________

                                   EXHIBIT E

                        ASSIGNMENT OF RENTAL AGREEMENTS

    THIS ASSIGNMENT OF RENTAL AGREEMENTS ("Assignment") is made and entered into this 27 day of March, 1995 by and between ASSOCIATED PLANNERS REALTY FUND, a California limited partnership ("Assignor") and SHURGARD STORAGE CENTERS, INC. ("Assignee").

                                    RECITALS

    WHEREAS, Assignor and Assignee have entered into an Agreement for Purchase and Sale and escrow instructions dated [date of agrmnt] (the "Agreement"), for the sale of that certain real property the legal description of which is attached as Exhibit A hereto ("the Property");

    WHEREAS, Assignor has rented or licensed various parts of the Property to tenants or licensees under the terms and conditions of certain leases or licenses delivered to Assignee concurrently herewith (the "Rental Agreements," an accurate schedule of which is attached hereto as EXHIBIT A); and

    WHEREAS, Assignor desires to assign the Rental Agreements to Assignee, and Assignee desires to accept the Rental Agreements from Assignor.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the mutual terms and conditions herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1.  ASSIGNMENT AND ACCEPTANCE

    Assignor hereby sells, assigns, conveys, grants and sets over unto Assignee all of Assignor's right, title and interest in and to, and all of Assignor's obligations under, the Rental Agreements and all tenant security, advance rental and similar deposits held by Assignor with regard to or concerning the Property. Assignee hereby accepts the foregoing assignment and agrees from the date hereof to be bound by and perform each and every obligation of the Assignor under the Rental Agreements.

        2.  REPRESENTATIONS

    Assignor represents and warrants to Assignee the following:

    2.1 The Rental Agreements are in full force and effect and are assignable to Assignee;

1. Assignor is not in default under any of its obligations as landlord, lessor, sublessor or licensor, as the case may be, with respect to the Rental Agreements;

    2.3 None of the Rental Agreements and none of the rents or other amounts payable thereunder have been assigned, pledged or encumbered; and

    2.4 There are no leases, licenses, written agreements, oral agreements, promises or commitments affecting all or any part of the Property other than the Rental Agreements.

        3.  INDEMNIFICATION

    Assignor shall indemnify, defend and hold Assignee harmless from and against any loss, expense or liability resulting from Assignor's breach of this Assignment or breach prior to the date hereof of any obligation of the landlord or licensor under any of the Rental Agreements. Assignee shall indemnify, defend and hold Assignor harmless from any loss, expense or liability resulting from any breach of any obligation on or after the date hereof of the landlord or licensor under any of the Rental Agreements.

        4.  GENERAL

    4.1 This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

    4.2 This Assignment shall be governed by and construed under the laws of the State where the Property is located.

    4.3  The heading and captions hereof are for convenience purposes only.

    4.4  This Assignment may be executed in counterparts.

                                          Assignor:

                                          ASSOCIATED PLANNERS REALTY FUND,
                                          a California limited partnership

                                          WEST COAST REALTY ADVISORS

                                          By:
                                          ----------------------------------
                                          Its:   President
                                          --------------------------------
                                          Date: 3-27-95
                                          ---------------------------------

                                          Assignee:

                                          By:  SHURGARD STORAGE CENTERS, INC.,
                                          a Delaware corporation

                                          By:
                                          --------------------------------------
                                          Its:  Authorized Representative

                                 FIRST ADDENDUM
                     TO THE AGREEMENT FOR PURCHASE AND SALE

    THIS FIRST ADDENDUM TO THE AGREEMENT FOR PURCHASE AND SALE (the "First Addendum") is made and entered into as of April 26, 1995 by and between Associated Planners Realty Fund, a California limited partnership ("Seller") and Shurgard Storage Centers, Inc. ("Purchaser"):

                                   RECITALS:

    WHEREAS, Seller and  Purchaser entered  into an Agreement  for Purchase  and
Sale   dated  March  20,  1995  which  was  executed  on  March  30,  1995  (the
"Agreement"); and

    WHEREAS, Seller and Purchaser wish to amend the Agreement to reflect new terms and conditions.

    NOW, THEREFORE, in consideration of the above and for other good and valuable consideration Seller and Purchaser hereby agree as follows:

    1.  Section 4.01(a) is amended to add the following:

    However, matters affecting the survey shall be waived or satisfied on or before May 9, 1995. Matters affecting the review and approval of the following items requested in the Books of Records shall be waived or satisfied on or before May 11, 1995: (i) verification that Seller has filed with the Washington Secretary of State as a foreign limited partnership;
    (ii) review of Seller's limited partnership agreement, and any amendments; and (iii) if the General Partner is a corporation, review of a Secretary's Certificate confirming passage of a board resolution authorizing the sale and designating who is authorized to sign on behalf of the corporation, acting as General Partner.

    2. All other provisions of the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed the foregoing.

                               SELLER:  ASSOCIATED PLANNERS REALTY FUND,
                                        a California limited partnership

                                        BY:  WEST COAST REALTY ADVISORS, INC.,
                                        a California corporation
                                        ITS: General Partner

Dated: April 30, 1995                   BY:               /s/ THOMAS MAULDIN
                                        ------------------------------------
                                                     Thomas Mauldin
                                                     ITS: President